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                                                                  EXHIBIT 10.56

[LOGO OF SEALY]     MEMORANDUM


TO:    Ron Jones

FROM:  Ken Walker

DATE:  December 18, 1998

RE:    Continuing Employment in North Carolina

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This is to confirm the understanding between Kenneth L. Walker ("Employee"), and Sealy, Inc. ("Sealy") relating to Employee's continued employment with Sealy upon the relocation of Sealy's Headquarters to North Carolina.

Employee and Sealy agree as follows:


1. Employee hereby accepts Sealy's offer of continued employment with Sealy as Sealy's Corporate Vice President, General Counsel and Secretary.

2. Once Employee's office is relocated to North Carolina on January 1, 1999, Employee shall be responsible for his cost of commuting and temporary living expense until he permanently moves his residence to North Carolina ("Move"). The expenses of the Move shall be paid for by Sealy in accordance with Sealy's relocation policy for employees at his level. If Employee resigns within one year of the Move, Employee shall reimburse Sealy for any relocation expenses incurred by Sealy in the Move.

3. By this acceptance of continuing employment with Sealy in North Carolina, Employee hereby agrees that this relocation of his place of employment to North Carolina does not constitute "Good Reason" for his resignation under his August 11, 1997 Change of Control Agreement with Sealy ("CIC Agreement").

4. If prior to the earlier of the Move or August 31, 2000 (such earlier date being the "Expiration Date") Employee's employment is terminated by Sealy other than for Cause (as defined in the CIC Agreement), or if prior to the Expiration Date Employee resigned with at least six (6) months notice, then Sealy shall provide the following severance benefits to
     Employee:

     a.  Pay to Employee within thirty (30) days:

         1. One (1) year's salary (at the highest salary to Employee during his last year of employment with Sealy);
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RE: Continuing Employment in North Carolina
December 18, 1998
Page 2


          2.   One (1) year's bonus at target; and

          3. A prorated target bonus based on the Employee's period of employment with Sealy prior to termination as a portion of the then current bonus year.

     b. Provide Employee with six (6) months of outplacement services from a nationally recognized executive outplacement firm selected by Sealy at the level provided for Vice Presidents.

     c. Provide Employee with six (6) months of continuing life and medical insurance, plus COBRA benefits.

5. If Employee receives the severance benefits set forth in Section 4 above, Employee will not be entitled to any other severance compensation or severance benefits from Sealy.

6. After the Expiration Date, the severance benefits set forth in Section 4 above shall no longer be provided and Employee may only qualify for severance benefits in accordance with Company policy for his level and years of service.

If the foregoing reflects Sealy's understanding concerning this matter, please execute the acceptance on the attached copy of this memorandum and return it to me.

rb


                                    /s/ Kenneth L. Walker
                                    ---------------------------------
                                    Kenneth L. Walker


Acceptance
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Sealy Corporation hereby accepts and agrees to the foregoing terms relating to its continuing employment of Kenneth L. Walker in North Carolina.


                                    Sealy Corporation



                                    By: /s/ Ronald L. Jones
                                       -----------------------------------

                                    Name: Ronald L. Jones
                                         ---------------------------------

                                    Title: Chief Executive Officer
                                          --------------------------------

                                    Date: December 18, 1998
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